Exhibit 10.3 (1 of 2)

PRESIDENT - ROBERT C. BARG VICE PRESIDENTS ALLEN E. EVANS, JR. RANDOLPH K. GREEN JOHN G. HATTNER C. H. (SCOTT) REES III DANNY D. SIMMONS DAN PAUL SMITH THOMAS M. SOUERS

April 29, 2016

Dr. José Antonio González Anaya

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México

México

Dear Dr. González Anaya:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2015 (the “Form 20-F”), under the heading “Exploration and Production (Reserves)”, and to the filing of our audit letter dated April 29, 2016, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of January 1, 2016, for 78 fields located in the Poza Rica-Altamira District in the North Region of Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:
Robert C. Barg, P.E.
President

EJS:DSS

2100 ROSS AVENUE, SUITE 2200 • DALLAS, TEXAS 75201-2737 • PH: 214-969-5401 • FAX: 214-969-5411

Exhibit 10.3 (2 of 2)

PRESIDENT - ROBERT C. BARG VICE PRESIDENTS ALLEN E. EVANS, JR. RANDOLPH K. GREEN JOHN G. HATTNER C. H. (SCOTT) REES III DANNY D. SIMMONS DAN PAUL SMITH THOMAS M. SOUERS

April 29, 2016

Dr. José Antonio González Anaya

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México

México

Dear Dr. González Anaya:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2015 (the “Form 20-F”), under the heading “Exploration and Production (Reserves)”, and to the filing of our audit letter dated April 29, 2016, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of January 1, 2016, for 23 fields located in the Litoral de Tabasco Asset in the Southwest Marine Region. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:
Robert C. Barg, P.E.
President

2100 ROSS AVENUE, SUITE 2200 • DALLAS, TEXAS 75201-2737 • PH: 214-969-5401 • FAX: 214-969-5411